U.S. EQUITY FUNDS

J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.

JPMorgan Mid Cap Value Fund

(All Share Classes)

Supplement dated March 21, 2013

to the Prospectuses dated November 1, 2012, as supplemented

The JPMorgan Mid Cap Value Fund (the “Fund”) is publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund, except as described below:

•

Shareholders of record of the Fund as of February 22, 2013 are able to continue to purchase additional shares in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;

•	Shareholders of record of the Fund as of February 22, 2013 are able to add to their existing Fund accounts through exchanges from other J.P. Morgan Funds;

•

Group employer benefit plans, including 401(k), 403(b), 457 plans and health savings account programs (and their successor plans), which have the Fund available to participants on or before February 22, 2013, may continue to open accounts for new participants in the Fund and purchase additional shares in existing participant accounts. Other group employer benefit plans including 401(k), 403(b) and 457 plans and health savings account programs (and their successor plans) may also establish new accounts with the Fund, provided the group employer benefit plan has been accepted for investment by the Fund and its distributor on or before February 22, 2013. In addition, the Fund may from time to time, in its sole discretion based on the Fund’s net asset levels and other factors, limit the ability of group employer benefit plans to utilize the Fund;

•

Discretionary fee-based advisory programs may continue to utilize the Fund for new and existing program accounts. Other fee-based advisory programs may continue to utilize the Fund for existing program accounts, but will not be able to open new program accounts beginning April 22, 2013. All eligible fee-based programs must have been accepted for continued investment by the Fund and its distributor on or before February 22, 2013. In addition, the Fund may, in its sole discretion based on the Fund’s net asset levels and other factors, further limit the ability of fee-based advisory programs to utilize the Fund both before and after April 22, 2013; or

•	Current and future J.P. Morgan Funds which are permitted to invest in other J.P. Morgan Funds may purchase shares of the Fund.

If all shares of the Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements), then the shareholder’s account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares or reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible employer retirement plans.

If the Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund, after the limited offering dates outlined above, J.P. Morgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another J.P. Morgan Fund or would prefer that the investment be refunded. If J.P. Morgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to change these policies at any time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MCV-313